                                                                  Exhibit 99.12

                        OMNIBUS AMENDMENT AND GUARANTY


     THIS OMNIBUS AMENDMENT AND GUARANTY (this "Amendment") to amend certain agreements between Manor Care, Inc., a Delaware corporation ("Manor Care") and Choice Hotels International, Inc., a Delaware corporation (to be renamed Sunburst Hospitality Corporation) ("Sunburst") is made and entered into as of October 15, 1997 by and among Manor Care, Sunburst and Choice Hotels Franchising, Inc., a Delaware corporation (to be renamed Choice Hotels International, Inc.)("Choice").

                                   RECITALS

     1) Pursuant to a Distribution Agreement dated as of November 1, 1996 (the "Distribution Agreement"), Manor Care and Sunburst entered into the following agreements, all dated as of November 1, 1996:

          A) Corporate Services Agreement ("Corporate Services Agreement");

          B) Risk Management Consulting Services Agreement ("Risk Management Agreement");

          C) Tax Sharing Agreement ("Tax Sharing Agreement");

          D) Tax Administration Agreement ("Tax Administration Agreement");

          E) Employee Benefits and Other Employment Matters Allocation Agreement ("Employee Benefits Agreement");

          F) Gaithersburg Lease Agreement ("Gaithersburg Lease");

          G) Silver Spring Lease Agreement; and

          H) Loan Note ("Note") in the principal amount of $225,772,500 by Sunburst payable to MNR Finance Corp. ("MNR Finance").

     2) Manor Care and Sunburst now desire to amend the Distribution Agreement, the Corporate Services Agreement, the Risk Management Agreement, the Tax Sharing Agreement, the Tax Administration Agreement and the Employee Benefits Agreement to, among other things, add Choice as a party. Choice desires to become a party to such agreements and to provide a guaranty for certain obligations of Sunburst under the Corporate Services Agreement, the Gaithersburg Lease, the Silver Spring Lease and the Note.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Manor Care, Sunburst and Choice agree as follows:

     1.   Amendments
          ----------

     The Distribution Agreement, the Corporate Services Agreement, the Risk Management Agreement, the Tax Sharing Agreement, the Tax Administration Agreement and the Employee Benefits Agreement are hereby amended as provided in Exhibits A, B, C, D, E and F, respectively.

     2.   Guaranty of Gaithersburg Lease and Silver Spring Lease
          ------------------------------------------------------

          (A) Choice hereby irrevocably and unconditionally guarantees to Manor Care the full and prompt payment and performance of all Lease Obligations (as defined below). As used herein, "Lease Obligations" means all obligations and liabilities of Sunburst to Manor Care under the Gaithersburg Lease and the Silver Spring Lease, including any modifications or renewals thereof.

          (B) This Section 2 is a guaranty of payment. If any Lease Obligation is not satisfied when due, Choice shall forthwith satisfy such Lease Obligation upon demand, and no such satisfaction shall discharge the obligations of Choice hereunder until all Lease Obligations have been satisfied in full. This Section 2 shall be a continuing guaranty and shall be binding upon Choice until any and all Lease Obligations have been performed and paid in full.

     3.   Guaranty of Annual Retainer Fee
          -------------------------------

          (A) Choice hereby irrevocably and unconditionally guarantees to Manor Care the full and prompt payment of the Annual Retainer Fee, set forth in Exhibit C to the Corporate Services Agreement, with respect to the Consulting Services. The obligations of this Section 3 shall be continuing and shall be binding upon Choice until and any and all obligations under this Section 3 have been performed and paid in full.

          (B) This Section 3 is a guaranty of payment. If any payment of the Annual Retainer Fee is not satisfied when due, Choice shall forthwith satisfy such obligation upon demand, and no such satisfaction shall discharge the obligations of Choice hereunder until all payments of the Annual Retainer Fee have been satisfied in full. This Section 3 shall be a continuing guaranty and shall be binding upon Choice until any and all payments of the Annual Retainer Fee have been performed and paid in full.

     4.   Guaranty of Note
          ----------------

          (A) Choice hereby irrevocably and unconditionally guarantees to MNR Finance the full and prompt payment and performance of all Note Obligations (as defined below). As used herein, "Note Obligations" means all obligations and liabilities of Sunburst to MNR Finance under the Note, including any modifications or renewals thereof.

          (B) This Section 4 is a guaranty of payment. If any Note Obligation is not satisfied when due, Choice shall forthwith satisfy such Note Obligation upon demand, and no such satisfaction shall discharge the obligations of Choice hereunder until all Note Obligations have been satisfied in full. This Section 4 shall be a continuing guaranty and shall be binding upon Choice until any and all Note Obligations have been performed and paid in full.

     5.   Binding Nature; Enforceability.  The obligations of Sections 2, 3 and
          ------------------------------
4 shall be binding upon Choice and its successors and permitted assigns; provided that the obligations under this Amendment shall not be assigned by Choice or amended in any respect without the prior written consent of Manor Care. If any term or provision of this Amendment shall be invalid or unenforceable to any extent, the remainder of this Amendment shall not be affected thereby.

     6.    Governing Law.  This Amendment shall be governed by and construed in
           -------------
accordance with the laws of the State of Maryland.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.


                              MANOR CARE, INC.



                              By: /s/ James H. Rempe
                                 -------------------------------
                                    Name: James H. Rempe
                                    Title: Senior Vice President



                              CHOICE HOTELS INTERNATIONAL, INC.



                              By: /s/ Michael J. DeSantis
                                 -------------------------------
                                    Name: Michael J. DeSantis
                                    Title: Senior Vice President



                              CHOICE HOTELS FRANCHISING, INC.



                              By: /s/ Michael J. DeSantis
                                 -------------------------------
                                    Name: Michael J. DeSantis
                                    Title: Senior Vice President

                                   EXHIBIT A

                            DISTRIBUTION AGREEMENT
                            ----------------------


The Distribution Agreement is hereby amended as follows:

     A. All references to "Choice" in Article IV shall mean Sunburst and/or Choice, as applicable.

     B. Sunburst and Choice shall be jointly and severally liable to Manor Care with respect to the indemnity obligations of Section 4.01.

                                   EXHIBIT B

                         CORPORATE SERVICES AGREEMENT
                         ----------------------------

The Corporate Services Agreement is hereby amended as follows:

     A.   Definitions
          -----------

     All capitalized terms used in this Exhibit B and not otherwise defined in the Amendment shall have the meaning ascribed to such term in the Corporate Services Agreement.

     B.   Addition of Choice as a Party
          -----------------------------

     Choice is hereby added as a party to the Corporate Services Agreement under the same terms and conditions and with the same rights and liabilities as Sunburst, except as may be further modified in this Amendment. Choice hereby assumes all obligations and liabilities under the Corporate Services Agreement, except as may be further modified in this Amendment.

     C.   Payment for Services
          --------------------

     (1) Sunburst and Choice shall each pay Manor Care only for services requested by and rendered to such party in accordance with the price and payment provisions of Section 5 of the Corporate Services Agreement. Nothing in this Amendment, however, shall amend or limit the obligation of Sunburst to pay to Manor Care the Annual Retainer Fee, as set forth in Exhibit C to the Corporate Services Agreement, with respect to the Consulting Services.

     (2) Except as set forth in Section 3 of the Amendment, Choice shall have no liability with respect to the payment to Manor Care of the Annual Retainer Fee, set forth in Exhibit C to the Corporate Services Agreement, with respect to the Consulting Services.

                                   EXHIBIT C

                           RISK MANAGEMENT AGREEMENT
                           -------------------------



The Risk Management Consulting Services Agreement is hereby amended as follows:

     A.  Definitions
         -----------

     All capitalized terms used in this Exhibit C and not otherwise defined in the Amendment shall have the meaning ascribed to such term in the Risk Management Agreement.

     B.  Addition of Choice as a Party
         -----------------------------

     Choice is hereby added as a party to the Risk Management Agreement under the same terms and conditions and with the same rights and liabilities as Sunburst, except as may be further modified in this Amendment. Choice hereby assumes all obligations and liabilities under the Risk Management Agreement, except as may be further modified in this Amendment.

     C.  Amendment and Restatement of First Paragraph of Section 4.
         ---------------------------------------------------------

     The first paragraph of Section 4 of the Risk Management Agreement is hereby amended and restated to read in its entirety as follows:

         (1) Fees payable by Sunburst to Manor Care will be $394,200 (annualized) prorated through May 31, 1998, payable in equal monthly installments.

         (2) Fees payable by Choice to Manor Care will be $43,800 (annualized) prorated through May 31, 1998, payable in equal monthly installments.

         (3) Fees for the period of June 1, 1998 through December 31, 1998 shall be determined within sixty (60) days prior to June 1, 1998. Fees for future fiscal years commencing on or after January 1, 1999 shall be determined within sixty (60) days prior to the commencement of such fiscal year.

                                   EXHIBIT D

                             TAX SHARING AGREEMENT
                             ---------------------


The Tax Sharing Agreement shall be amended as follows:

     Addition of Choice as a Party
     -----------------------------

     Choice is hereby added as a party to the Tax Sharing Agreement under the same terms and conditions and with the same rights and liabilities as Sunburst. Choice hereby assumes all obligations and liabilities under the Tax Sharing Agreement.

                                   EXHIBIT E

                         TAX ADMINISTRATION AGREEMENT
                         ----------------------------


The Tax Administration Agreement is hereby amended as follows:

     Addition of Choice as a Party
     -----------------------------

     Choice is hereby added as a party to the Tax Administration Agreement under the same terms and conditions and with the same rights and liabilities as Sunburst. Choice hereby assumes all obligations and liabilities under the Tax Administration Agreement.

                                   EXHIBIT F

                          EMPLOYEE BENEFITS AGREEMENT
                          ---------------------------


The Employee Benefits & Other Employment Matters Allocation Agreement is hereby amended as follows:

     A.   Definitions
          -----------

     All capitalized terms used in this Exhibit F and not otherwise defined in the Amendment shall have the meaning ascribed to such term in the Employee Benefits Agreement. For purposes of convenience of description, the various employee benefit and retirement plans and programs maintained by Sunburst will be referenced herein under a new name, which identifies the program as being sponsored by Sunburst Hospitality Corporation, rather than the original name of Choice Hotels International, Inc., and any program to be established by Choice after the Distribution will be identified by reference to the name Choice Hotels International, Inc.

     B.   Addition of Articles VI and VII
          -------------------------------

     The following new Articles VI and VII are hereby added to the Employee Benefits Agreement:


                                  ARTICLE VI

                    UNDERSTANDINGS WITH RESPECT TO SPIN-OFF

     Section 6.01  Choice Guarantee.  Choice hereby agrees to assume joint and
                   ----------------
several liability with Sunburst for any and all obligations undertaken by Sunburst in respect of the guarantees referred in Sections 2.02(b)(v), 2.03(a)(v) and 2.03(c)(v) of the Employee Benefits Agreement.

     Section 6.02  Manor Care Guarantee.  Manor Care hereby agrees that its
                   --------------------
guarantees of certain benefits to Sunburst employees with respect to certain plans which were spun-off from programs originally sponsored by Manor Care, as referenced in Section 2.02(b)(v), 2.03(a)(v) and 2.03(c)(v) of the Employee Benefits Agreement shall also extend to benefits of Choice employees with respect to corresponding plans which are to be spun-off from programs maintained by Sunburst. Such guarantees shall be subject to the temporal limitations described in Section 2.02(b)(v), 2.03(a)(v) and 2.03(c)(v) of the Employee Benefits Agreement.

     Section 6.03  Right of Contribution.  In the event that either Sunburst or
                   ---------------------
Choice incurs a liability to make payments as a result of any of the guarantees referenced in Section 6.01, above, then Choice and Sunburst agrees that the aggregate economic outlay resulting from such guarantees shall be shared equally between the two of them and each will undertake to pay over to the other such amount as will equalize the net economic outlay incurred by Choice and by

Sunburst with respect to the above-referenced guarantees to be equal.

     Section 6.04  Treatment of Choice Employees.
                   -----------------------------

            (i)    Stock Plans. The last sentence of Section 2.04(c)(ii) and the
                   -----------
last sentence of Section 2.04(c)(iii) are each hereby amended to read as follows:

                   "At such time as Manor Care stock is released from restriction, Manor Care shall claim a compensation deduction for the then-current value of such stock and shall cause the unrestricted shares of Manor Care stock to be delivered directly to the Employee entitled to such shares whether such Employee is currently employed by Manor Care, Sunburst or Choice Hotels.

            (ii)   Conversion Awards.  Notwithstanding the language of Section
                   -----------------
2.04(f) and Section 2.04(g), future service for Choice shall be treated as service for Manor Care for purposes of determining satisfaction of the restrictions attributable to prior restricted awards of Manor Care Common Stock and Sunburst Common Stock and employees of Choice shall be provided the same treatment as employees of Sunburst with respect to transfers of employment with Manor Care. Future service for Manor Care or Sunburst shall be treated as service for Choice for purposes of determining satisfaction of the restrictions attributable restricted awards of Choice Common Stock received as part of a Conversion Award.


                                  ARTICLE VII

                                 MISCELLANEOUS

     Section 7.01  Adoption by Choice.  Choice hereby adopts the Employee
                   ------------------
Benefits Agreement, to the extent relevant to the undertakings set forth in
Article VI of this Amendment, and agrees to be bound by its terms and conditions.

     Section 7.02  Notices.   All notices, consents, approvals and other
                   -------
communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given when delivered personally or by overnight courier or three days after being mailed by registered or certified mail (postage prepaid, return receipt requested) to the named representatives of the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

            (a)    if to Manor Care

                   MANOR CARE, INC.
                   11555 Darnestown Road
                   Gaithersburg, Maryland 20878-3200
                   Attention:  GENERAL COUNSEL

            (b)    if to Choice

                   CHOICE HOTELS INTERNATIONAL, INC.
                   10750 Columbia Pike
                   Silver Spring, Maryland 20901
                   Attention:  GENERAL COUNSEL

            (c)    if to Sunburst

                   SUNBURST HOSPITALITY CORPORATION
                   10770 Columbia Pike
                   Silver Spring, Maryland 20901
                   Attention:  GENERAL COUNSEL

     Section 7.03  Affirmation of Agreement.  Except to the extent specifically
                   ------------------------
amended by this Amendment, the terms and conditions of the Employee Benefits Agreement are confirmed and ratified in all respects.